Allstate Life Insurance Company
(now known as Everlake Life Insurance Company)

Allstate Life Variable Life Separate Account A
(to be renamed Everlake Life Variable Life Separate Account A)

Supplement dated November 19, 2021
to the Prospectuses and Statements of Additional Information, for

Allstate® AIM Lifetime PlusSM Variable Life
Allstate® Provider Variable Life
Morgan Stanley Variable Life
LifeinVest

This supplement updates certain information contained in the prospectuses and statements of additional information, as applicable, for each of the policies or contracts listed above (each a “Policy”). Please read this supplement carefully and keep it for future reference. No other action is required of you.

On November 1, 2021, Allstate Insurance Company completed its sale of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Distributors, LLC, has changed its name to Everlake Distributors, LLC, and Allstate Life Insurance Company has changed its name to Everlake Life Insurance Company (the “Company”). The Company is changing the names of its separate accounts, including the one named above, and certain of its Policies in the near future to reflect the change in the Company’s name. You will receive an endorsement to your Policy that reflects these name changes, as applicable.

The terms and provisions of your Policy will not be changed by the Transaction.

If you have any questions about this supplement, please contact our customer service center at 1-800-865-5237 or your registered representative.